EXHIBIT 10.50

AMENDMENT NUMBER 1

TO THE

AMENDED AND RESTATED

DEFERRED COMPENSATION PLAN

FOR DIRECTORS OF

AMSOUTH BANCORPORATION

(the “Plan”)

Regions Financial Corporation, successor to AmSouth Bancorporation, hereby amends the Plan effective November 4, 2006, as follows:

1.	By adding a new section 2.5 as follows:

2.5 Termination of Deferrals and Participation. On and after November 4, 2006, no new Participants shall be admitted into the Plan. On and after January 1, 2007, no retainers or fees earned on or after that date may be deferred into the Plan. Earnings on Accounts shall continue to accrue as described in Article IV until payment of Benefits is made in accordance with Article V hereof.

IN WITNESS WHEREOF, Regions Financial Corporation has executed this Amendment Number 1 on this day of November, 2006, to be effective as provided above.

REGIONS FINANCIAL CORPORATION

By:	/s/ C. Dowd Ritter
C. Dowd Ritter
Its:	President and Chief Executive Officer

ATTEST:

By:	/s/ Carl L. Gorday
Its:	Assistant Secretary